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                      SEI INSTITUTIONAL INVESTMENTS TRUST
                                 LARGE CAP FUND
                              LARGE CAP VALUE FUND
                       SUPPLEMENT DATED FEBRUARY 23, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 30, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Investments Trust (the "Trust"), including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, have appointed Deutsche Asset Management, Inc. ("DeAM"), as an additional Sub-Adviser to the Trust's Large Cap and Large Cap Value Funds (the "Funds"). DeAM was approved as a Sub-Adviser at the Special Meeting of the Board of Trustees held on February 20, 2001 ("Special Meeting"), and its appointment does not require shareholder approval. This procedure for adding or replacing Sub-Advisers was approved by the Trust's sole initial shareholder on June 14, 1996, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating DeAM, the Trustees received written and oral information from both SEI Investments Management Corporation ("SIMC") and DeAM. SIMC recommended the selection of DeAM and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of DeAM and considered information about portfolio managers, investment philosophy, strategies and process, as well as other factors. In appointing DeAM, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Large Cap and Large Cap Value Funds by DeAM;
(2) the distinct investment objective and policies of the Large Cap and Large Cap Value Funds; (3) the history, reputation, qualification and background of DeAM's personnel and its financial condition; (4) its performance record; and
(5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to DeAM, including any benefits to be received by DeAM or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement between SIMC and DeAM relating to the Funds, DeAM makes investment decisions for the assets of the Funds allocated to it by SIMC, and continuously reviews, supervises and administers the Funds' investment program with respect to these assets. DeAM is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust, and in a manner consistent with the Large Cap and Large Cap Value Funds' investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between SIMC and the Trust's other Sub-Advisers. Specifically, the duties to be performed, standard of care and termination provisions of the Agreement are similar to the other Agreements. The Sub-Advisory Agreement will remain in effect until February, 2003 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of DeAM as Sub-Adviser to the Large Cap and Large Cap Value Funds, the "Sub-Advisers" Section on page 23 of the Prospectus is amended by inserting the following paragraph relating to DeAM:

DEUTSCHE ASSET MANAGEMENT, INC.: James A. Creighton, Managing Director and Head of Global Index Management, and Patrick Cannon, Director and Head of U.S. Index Management, lead the team of investment professionals who manage a portion of the assets of the Large Cap and Large Cap Value Funds. Prior to joining DeAM in 1998, Mr. Creighton was the Managing Director and Chief Investment Officer of Global Index Investments at Barclays Global Investors, and has 26years of investment experience. Prior to joining DeAM in 1999, Mr. Cannon was Principal and Head of Small Cap Equities at Barclays Global Investors, and has 11years of investment experience.

DeAM was founded in 1995, and is the asset management division of Deutsche Bank AG, which was founded in 1870. As of September 30, 2000, DeAM had approximately $2.5 billion in assets under management.
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Listed below are the names and principal occupations of the principals and principal executive officers of DeAM. The address of DeAM and the principal business address of such individuals, as it relates to their respective positions at DeAM, is 130 Liberty Street, New York, New York 10006.

NAME                       TITLE
Michael G.                 Chairman/ CEO
  Philipp
E. Zoldan                  Chief of Staff
Mark Gelnaw                Chief Operating Officer
Sir Robert                 Vice Chairman, Global Distribution
  Smith
Saman Majd                 Vice Chairman, Global Product
                           Development/ Business Development
Dean Barr                  Global Chief Investment Officer
Udo Behrenwaldt            Global Retail
James Goulding             CEO, Europe
Josh Weinreich             CEO, Americas
Brian Scullin              CEO, Asia/Pacific

SIMC will pay DeAM a fee based on a percentage of the average monthly market value of the assets of the SEI Funds assigned to DeAM.

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At the Special Meeting, the Board of Trustees of the Trust, including all of the
Trustees who are not "interested persons" of the Trust, voted to terminate
Mellon Equity Associates, LLP ("Mellon Equity") as a Sub-Adviser to the Large
Cap and Large Cap Value Funds. The Board determined to terminate Mellon Equity based on continued poor performance and poor execution of the quantitative investment process. This termination does not require shareholder approval.

                           --------------------------

The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE